                                                                    Exhibit 24.1
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Springs Industries, Inc., a South Carolina corporation (the "Company") hereby constitutes and appoints Crandall C. Bowles, C. Powers Dorsett, Robert W. Sullivan, and James F. Zahrn, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-8 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities in connection with the Springs Industries, Inc. 1991 Incentive Stock Plan, as amended, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of March, 1998.


                                   s/John F. Akers
                                   -------------------------------------------
                                   John F. Akers
                                   Director



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Springs Industries, Inc., a South Carolina corporation (the "Company") hereby constitutes and appoints Crandall C. Bowles, C. Powers Dorsett, Robert W. Sullivan, and James F. Zahrn, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-8 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities in connection with the Springs Industries, Inc. 1991 Incentive Stock Plan, as amended, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 1998.


                                   s/John L. Clendenin
                                   -------------------------------------------
                                   John L. Clendenin
                                   Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Springs Industries, Inc., a South Carolina corporation (the "Company") hereby constitutes and appoints Crandall C. Bowles, C. Powers Dorsett, Robert W. Sullivan, and James F. Zahrn, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-8 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities in connection with the Springs Industries, Inc. 1991 Incentive Stock Plan, as amended, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of March, 1998.


                                   s/Leroy S. Close
                                   -------------------------------------------
                                   Leroy S. Close
                                   Director




                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Springs Industries, Inc., a South Carolina corporation (the "Company") hereby constitutes and appoints Crandall C. Bowles, C. Powers Dorsett, Robert W. Sullivan, and James F. Zahrn, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-8 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities in connection with the Springs Industries, Inc. 1991 Incentive Stock Plan, as amended, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 1998.


                                   s/Charles W. Coker
                                   -------------------------------------------
                                   Charles W. Coker
                                   Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Springs Industries, Inc., a South Carolina corporation (the "Company") hereby constitutes and appoints Crandall C. Bowles, C. Powers Dorsett, Robert W. Sullivan, and James F. Zahrn, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-8 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities in connection with the Springs Industries, Inc. 1991 Incentive Stock Plan, as amended, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 1998.


                                   s/Walter Y. Elisha
                                   -------------------------------------------
                                   Walter Y. Elisha
                                   Director




                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Springs Industries, Inc., a South Carolina corporation (the "Company") hereby constitutes and appoints Crandall C. Bowles, C. Powers Dorsett, Robert W. Sullivan, and James F. Zahrn, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-8 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities in connection with the Springs Industries, Inc. 1991 Incentive Stock Plan, as amended, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of March, 1998.




                                   s/John H. McArthur
                                   -------------------------------------------
                                   John H. McArthur
                                   Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Springs Industries, Inc., a South Carolina corporation (the "Company") hereby constitutes and appoints Crandall C. Bowles, C. Powers Dorsett, Robert W. Sullivan, and James F. Zahrn, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-8 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities in connection with the Springs Industries, Inc. 1991 Incentive Stock Plan, as amended, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 1998.


                                   s/Aldo Papone
                                   -------------------------------------------
                                   Aldo Papone
                                   Director




                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Springs Industries, Inc., a South Carolina corporation (the "Company") hereby constitutes and appoints Crandall C. Bowles, C. Powers Dorsett, Robert W. Sullivan, and James F. Zahrn, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-8 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities in connection with the Springs Industries, Inc. 1991 Incentive Stock Plan, as amended, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of March, 1998.


                                   s/Donald S. Perkins
                                   -------------------------------------------
                                   Donald S. Perkins
                                   Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Springs Industries, Inc., a South Carolina corporation (the "Company") hereby constitutes and appoints Crandall C. Bowles, C. Powers Dorsett, Robert W. Sullivan, and James F. Zahrn, and each of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place, and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-8 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities in connection with the Springs Industries, Inc. 1991 Incentive Stock Plan, as amended, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 16th day of March, 1998.


                                   s/Robin B. Smith
                                   -------------------------------------------
                                   Robin B. Smith
                                   Director




                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Springs Industries, Inc., a South Carolina corporation (the "Company") hereby constitutes and appoints Crandall C. Bowles, C. Powers Dorsett, Robert W. Sullivan, and James F. Zahrn, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-8 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities in connection with the Springs Industries, Inc. 1991 Incentive Stock Plan, as amended, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 1998.


                                   s/Sherwood H. Smith, Jr.
                                   -------------------------------------------
                                   Sherwood H. Smith, Jr.
                                   Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Springs Industries, Inc., a South Carolina corporation (the "Company") hereby constitutes and appoints Crandall C. Bowles, C. Powers Dorsett, Robert W. Sullivan, and James F. Zahrn, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-8 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities in connection with the Springs Industries, Inc. 1991 Incentive Stock Plan, as amended, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 1998.


                                   s/Stewart Turley
                                   -------------------------------------------
                                   Stewart Turley
                                   Director